EXHIBIT 10.15


                        SIXTH AMENDMENT AND WAIVER TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                                      Dated as of March 16, 2000

                  SIXTH AMENDMENT AND WAIVER TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Waiver") among Glenoit Corporation (the "Borrower"), the Lenders named in the Credit Agreement (defined below) (the "Lenders"), Banque Nationale de Paris (the "Agent"), as Agent, Arranger, Issuing Bank and Swing Line Bank, Fleet National Bank, as Syndication Agent, and LaSalle National Bank, as Documentation Agent.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders, the Agent, the Arranger, the Issuing Bank, the Swing Line Bank, the Syndication Agent and the Documentation Agent have entered into a Third Amended and Restated Credit Agreement, dated as of February 12, 1999 (as the same may be amended and modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Credit Agreement as amended hereby.

                  (2) Section 2.06(b)(ii) of the Credit Agreement provides that the Borrower is obligated to prepay an aggregate principal amount of Working Capital Advances, Swing Line Advances and Letter of Credit Advances in an amount by which such Advances plus the Available Amount of all Letters of Credit then outstanding (together with such Advances, the "Outstanding Amount") exceeds the Loan Value of Eligible Collateral, based upon the most recent Borrowing Base Certificate.

                  (3) On February 23, 2000, Borrower delivered to the Agent a Borrowing Base Certificate dated February 23, 2000 (the "February BB Certificate") reflecting that the Outstanding Amount exceeded the Loan Value of Eligible Collateral. The Borrower was then obligated under Section 2.06(b)(ii) of the Credit Agreement to make a principal prepayment in the approximate amount of $2,000,000, which the Borrower failed to make.

                  (4) The failure of the Borrower to make the principal prepayment required by Section 2.06(b)(ii) of the Credit Agreement as aforesaid constitutes on Event of Default under Section 6.01(a) of the Credit Agreement (the "Section 2.06(b)(ii) Event of Default"), which the Borrower has acknowledged by its letter to the Agent, dated February 23, 2000.

                  (5) The Lenders are prepared to waive the aforesaid Section 2.06(b)(ii) Event of Default on the conditions, for the limited period and for the limited purposes hereinafter set forth.

                  SECTION 1. Waivers. Subject to the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive the Section 2.06(b)(ii)
Event of Default, solely for the purposes of Sections 6.01 and 3.02 of the Credit Agreement, which waiver shall be effective only for the period beginning on the date hereof and ending on April 10, 2000 (the "Waiver Period"); provided, however, that (a) the aggregate Available Amount of all Letters of Credit then
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outstanding shall not at any time exceed an amount equal to $48.314 million less the sum of (x) the Working Capital Advances, (y) the Swing Line Advances, and
(z) the Letter of Credit Advances at the time outstanding and (b) Working
Capital Advances shall not at any time exceed $45 million. The foregoing waiver shall not be effective for purposes of any other provision of the Credit Agreement or any other Default or Event of Default thereunder, now existing or arising in the future, including, without limitation, any other payment at any time due under Section 2.06(b)(ii) of the Credit Agreement, and the Borrower concedes that, notwithstanding the effectiveness of this Amendment and Waiver, after the Waiver Period, the Lenders remain under no obligation to make any Advances by reason of the Section 2.06(b)(ii) Event of Default.

                  SECTION 2. Amendments.

                  (a) During the Waiver Period, Section 5.01(m) of the Credit Agreement shall be amended by replacing all references to "15 days", "30 days" and "60 days" therein to "10 days".

                  (b) During the Waiver Period, Section 2.01(e) shall be amended by adding the following language at the end of such Section:

                           Anything to the contrary set forth in the Loan
                  Documents notwithstanding, (i) no Standby Letters of Credit shall be issued hereunder and issuance of Letters of Credit shall be limited solely to Trade Letters of Credit, and (ii) two Business Days prior to the issuance of any Trade Letter of Credit, the Borrower shall provide, with respect to such Trade Letter of Credit, documentation to the Agent describing the recipient, amount and purpose of such Trade Letter of Credit, including, without limitation, the customer for whose benefit the Inventory (the payment for which is to be secured by the proposed Trade Letter of Credit) is being ordered.


                  SECTION 3. Conditions of Effectiveness of Amendment and Waiver. This Amendment and Waiver shall become effective as of the date first above written when, and only when, the following conditions precedent shall have been satisfied:

                  (a) The Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower, the Agent and the required number of Lenders.

                  (b) The Borrower shall have reimbursed or otherwise paid all reasonable costs and expenses of the Agent paid or incurred in connection with the Borrower or the Credit Agreement, including, without limitation, in connection with the preparation, execution, delivery and administration of this Amendment and Waiver (including, without limitation, (a) all outstanding fees and disbursements of Shearman & Sterling and Kramer Levin Naftalis & Frankel LLP in their capacity as counsel to the Agent, and (b) a retainer in the amount of [$75,000] to Zolfo Cooper LLP, in its capacity as consultant to the Agent's counsel ("Zolfo Cooper")).

                  (c) The Borrower shall have agreed to be bound by the terms of a retention agreement (the "Retention Agreement"), in form reasonably satisfactory to the Agent,

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         pursuant to which Zolfo Cooper shall be retained as consultant to the
         Agent's counsel in respect of the Credit Agreement.

                  SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and Waiver and the Loan Documents, as amended hereby, to which it is or is to be a party, is within the Borrower's corporate powers, has been duly authorized by all necessary corporate action and does not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the Borrower of this Amendment and Waiver or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                  (d) With the exception of the Section 2.06(b)(ii) Event of Default described herein, there are no other Defaults or Events of Default by Borrower as of the date hereof.

                  (e) This Amendment and Waiver has been duly executed and delivered by the Borrower. This Amendment and Waiver and each of the Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                  (f) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect

                                      -3-
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         the legality, validity or enforceability of this Amendment and Waiver or any of the Loan Documents, as amended hereby.

                  SECTION 5. Covenants of the Borrower. In consideration of the waiver granted hereby by the Lenders, the Borrower covenants and agrees as follows:

                  (a) Both during and after the Waiver Period, the Borrower shall, and shall cause each other Loan Party to, fully cooperate with Zolfo Cooper in Zolfo Cooper's performance of its duties under the Retention Agreement; offer Zolfo Cooper reasonable access to its facilities, books and records; furnish promptly to Zolfo Cooper all information concerning its business, properties, personnel and financial performance as Zolfo Cooper shall reasonably request; and make available to Zolfo Cooper such of its personnel and its professional advisors as Zolfo Cooper shall reasonably request for the understanding of the business, property, personnel and financial performance of the Borrower and the other Loan Parties.

                  (b) During the Waiver Period, the Borrower shall, and shall cause each other Loan Party to, conduct its business, only in the regular and ordinary course of business consistent with past practice.

                  (c) Both during and after the Waiver Period, in addition to any and all reporting by the Borrower required by the Loan Documents, until otherwise directed by the Agent, the Borrower shall furnish to the Agent as of the end of each calendar week not later than five Business Days after the end of such calendar week, a summary of cash disbursements and deposits for such week, as well as an accounts receivable aging report as of the end of such week.

                  (d) The covenants contained in this Section 5 are in addition to, and not in derogation or limitation of, any other covenants, agreements or obligations of the Loan Parties under the Loan Documents.

                  SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and Waiver.

                                      -4-
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                  (c) The Borrower hereby agrees that (i) the Borrower is truly and justly indebted to the Secured Parties, without defense, counterclaim or offset of any kind in the full amount of the Secured Obligations and (ii) the Secured Obligations are secured by valid, perfected, enforceable and unavoidable first priority Liens and security interests upon the Collateral senior to all other security interests and liens upon the Collateral (except as set forth in the Third Amended and Restated Security Agreement and the Credit Agreement), granted by the Loan Parties to the Agent for the ratable benefit of the Secured Parties.

                  (d) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 7. Fees; Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and disbursements of counsel and financial advisor to the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 8. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

                  SECTION 9. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  GLENOIT CORPORATION



                                  By s/s Thomas J. O'Gorman
                                     ------------------------------------------
                                  Name:  Thomas J. O'Gorman
                                  Title: President and Chief Executive Officer


                                  AGENT
                                  -----

                                  BANQUE NATIONALE DE PARIS,
                                           as Agent and as a Lender


                                  By s/s David A. Barcus
                                     ------------------------------------------
                                  Name:  David A. Barcus
                                  Title: Director

                                  By s/s Elie Doft
                                     ------------------------------------------
                                  Name:  Elie Doft
                                  Title: Associate



                                  LENDERS
                                  -------

                                  BOEING CAPITAL CORPORATION


                                  By
                                  Name:
                                  Title:


                                  CENTURA BANK


                                  By s/s Lowry D. Perry
                                     ------------------------------------------
                                  Name:  Lowry D. Perry
                                  Title: Bank Officer

                                     COMERICA


                                     By s/s James A. Grossett
                                     ------------------------------------------
                                     Name:  James A. Grossett
                                     Title: First Vice President


                                     DEUTSCHE FINANCIAL SERVICES


                                     By s/s Stephen D. Mitts
                                     ------------------------------------------
                                     Name:  Stephen D. Mitts
                                     Title: Vice President


                                     FIRST SOURCE FINANCIAL LLP,
                                     By First Source Financial, Inc., as its
                                            Agent/Manager


                                     By s/s Robert M. Horak
                                     ------------------------------------------
                                     Name:  Robert M. Horak
                                     Title: Vice President


                                     FLEET BANK, N.A.


                                     By s/s Paul Chau
                                     ------------------------------------------
                                     Name:  Paul Chau
                                     Title: Senior Vice President

                                     FLOATING RATE PORTFOLIO

                                     INVESCO Senior Secured Management
                                     Inc., as attorney in fact


                                     By s/s Gregory Stoeckle
                                     ------------------------------------------
                                     Name:  Gregory Stoeckle
                                     Title:

                                       LASALLE BANK NATIONAL ASSOCIATION


                                       By s/s Kristen J. Lindberg
                                          -------------------------------------
                                       Name:  Kristen J. Lindberg
                                       Title: Corporate Banking Officer
                                              Leveraged Finance

                                       KZH ING-1 LLC


                                       By
                                          -------------------------------------
                                       Name:
                                       Title:


                                       KZH ING-2 LLC


                                       By
                                          -------------------------------------
                                       Name:
                                       Title:


                                       KHZ ING-3 LLC


                                       By
                                          -------------------------------------
                                       Name:
                                       Title:

                                       METROPOLITAN LIFE
                                                INSURANCE COMPANY


                                       By
                                          -------------------------------------
                                       Name:
                                       Title:

                                     VAN KAMPEN SENIOR FLOATING
                                              RATE FUND


                                     By
                                        ---------------------------------------
                                     Name:
                                     Title:


                                     VAN KAMPEN PRIME RATE
                                              INCOME TRUST


                                     By
                                        ---------------------------------------
                                     Name:
                                     Title:


                                     FLEET BUSINESS CREDIT CORPORATION


                                     By s/s Mark Pickering
                                        ---------------------------------------
                                     Name:  Mark Pickering
                                     Title: Vice President